Exhibit 99.2
Columbia Equity Trust — Second Quarter 2006 Supplemental Information
Columbia Equity Trust, Inc.
Second Quarter 2006
Supplemental Operating and Financial Data
(unaudited)
1750 H Street, NW
Suite 500
Washington, D.C. 20006
(202) 303 – 3080
www.columbiareit.com

Columbia Equity Trust — Second Quarter Supplemental Information
Comments Regarding Our Supplemental Information
The supplemental information provided within this report is unaudited and should be read in conjunction with Columbia Equity Trust, Inc.’s filings with the Securities and Exchange Commission (the “SEC”), including our Registration Statement on Form S-11 (Registration No. 333-122644) filed on June 28, 2005 (the “Registration Statement”), our Annual Report on Form 10-K for the year ended December 31, 2005 filed on March 31, 2006 and our Quarterly Report on Form 10-Q to be filed in the near future.
The financial statements included in this report for the three and six months ended June 30, 2005 represent the results of operations and financial condition of Columbia Equity Trust, Inc. Predecessor (“Columbia Predecessor”) prior to the completion of the Company’s IPO and various formation transactions. In addition, the financial statements included in this report represent the results of operations and financial condition of Columbia Equity Trust, Inc. for the three and six months ended June 30, 2006.
Columbia Predecessor ceased to exist as a reporting entity effective with the completion of the IPO and the formation transactions. Columbia Predecessor was not a legal entity but rather a combination of real estate entities under common ownership and management, as described in more detail in Note 1 to our financial statements.
The Company considers portions of this information to be forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used, the words “believe”, “estimate”, “expect”, “intend”, “may”, “might”, “plan”, “project”, “result”, “should”, “will”, “anticipate” and similar expressions which do not relate solely to historical matters are intended to identify forward-looking statements. Any projection of revenues, earnings or losses, capital expenditures, distributions, capital structure or other financial terms is a forward-looking statement. Any forward-looking statements presented in this report, or which management may make orally or in writing from time to time, are based upon our management’s beliefs, assumptions and expectations of our future operations and economic performance, taking into account the information currently available to us. These beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us at the time that we make such statements. Should one or more of these risks, uncertainties or events materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected by the forward-looking statements. Accordingly, investors, potential investors and other interested parties are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.
The risks described in documents that we file from time to time with the Securities and Exchange Commission, are not exhaustive. New risk factors may emerge from time to time and it is not possible for management to predict all risk factors, nor can it assess the impact of all risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events, or otherwise, and you should not rely upon these forward-looking statements after the date of this report.
The information provided in this supplemental package is unaudited and there can be no assurance that the information will not vary from the final information for the quarter ended June 30, 2006. We may, but assume no obligation to, update information in the supplemental package from time to time.

Columbia Equity Trust — Second Quarter Supplemental Information
The information provided in this supplemental package is unaudited and there can be no assurance that the information will not vary from the final information for the quarter ended June 30, 2006. We may, but assume no obligation to, update information in the supplemental package from time to time.

Columbia Equity Trust — Second Quarter Supplemental Information
Corporate Profile
Columbia Equity Trust, Inc. (“Columbia” or the “Company”) focuses on the acquisition, development, renovation, repositioning, ownership, management and operation of commercial office properties located predominantly in the Greater Washington, D.C. area. Columbia intends to be taxed as a real estate investment trust for federal income tax purposes.
As of June 30, 2006, we owned or maintained interests in 19 commercial office properties containing an aggregate of approximately 2.7 million net rentable square feet and one property under development that upon completion will comprise approximately 115,000 net rentable square feet.
Our goal is to generate attractive risk-adjusted investment returns for our shareholders by:
•	Investing in Small-to-Medium Size Office Buildings. We invest principally in small-to-medium size office properties as we believe these properties present opportunities for attractive risk-adjusted returns.

•	Maintaining a Selective and Strategic Geographic Focus. We focus predominantly on the Greater Washington, D.C. commercial office property market to take advantage of the strong economic and demographic character of that market, leverage our local market expertise and relationships and create economies of scale through the clustering of properties.

•	Applying Intensive and Efficient Asset Management. We intensively manage each of our properties through active property leasing and targeted capital improvements, which may include re-positioning or redeveloping certain properties, while maintaining efficiency through the outsourcing of non-strategic property functions.

•	Pursuing Strategic Joint Ventures. We selectively enter into joint ventures where appropriate to leverage our equity returns through fees and disproportionate cash flow distributions, as well as manage the risks associated with certain properties that may be inappropriate to wholly own due to size or vacancy levels.

•	Recycling Capital. We intend to capture the value created by our activities through opportunistic dispositions or recapitalizations. In this regard, we review each of our properties on a regular basis, weighing its future potential growth against its current market value to determine the appropriate investment plan for the property. We believe this discipline will generate attractive returns for our stockholders and facilitate our ability to finance growth internally with a lower cost of capital.

Columbia Equity Trust — Second Quarter Supplemental Information
Corporate Headquarters and Contact Information

1750 H Street, NW	Voice:	202-303-3080
Suite 500	Website:	ColumbiaREIT.com
Washington, D.C. 20006	Email:	IR@ColumbiaREIT.com
Board of Directors

Oliver T. Carr, III (management director)	John A. Schissel (management director)
Chairman and Chief Executive Officer	Chief Financial Officer

Bruce M. Johnson	Rebecca L. Owen
Managing Director and Chief Financial Officer, Regency Centers Corporation	Senior Vice President and General Counsel, Clark Enterprises, Inc.

Robert J. McGovern	Hal A. Vasvari
Chief Executive Officer, mkt10, inc.	President, Vasvari & Associates
(former Chief Executive Officer CareerBuilder.com)	(former Chief Operating Officer Federal Realty Investment Trust)
Thomas H. Young
Chief Executive Officer and President,
Alliance Bankshares Corporation
Senior Management

Oliver T. Carr, III	Chairman and Chief Executive Officer
John A. Schissel	Chief Financial Officer
Clinton D. Fisch	Director of Acquisitions
Christian H. Clifford	Director of Asset Management
John M. Novack	Chief Accounting Officer
Research Coverage

A.G. Edwards	Friedman Billings Ramsey	Stifel Nicolaus

David L. AuBuchon	Wilkes Graham	John W. Guinee
(314) 955-5452	(703) 312-9737	(410) 454-5520

Baird	Raymond James	Wachovia Securities

Christopher R. Lucas	Paul D. Puryear	Christopher Haley
(703) 821-5780	(727) 567-2253	(443) 263-6773

Ken Avalos
(727) 567-2660
Stock Listing
The common stock of Columbia Equity Trust, Inc. is listed on the New York Stock Exchange under the symbol “COE”.

Columbia Equity Trust — Second Quarter Supplemental Information
Second Quarter 2006 Notes
Results for the quarter ended June 30, 2006 included the following:
•	Quarterly Funds from Operations (“FFO”) totaled $3.8 million or $0.25 per diluted share. For the six months ended June 30, 2006, FFO was $7.6 million or $0.50 per diluted share.

•	Quarterly Adjusted Funds from Operations (“AFFO”) totaled $2.4 million. For the six months ended June 30, 2006, AFFO was $4.9 million. FFO and AFFO are supplemental non-GAAP financial measures used in the real estate industry to measure and compare the operating performance of real estate companies. A complete reconciliation containing adjustments from GAAP net income to FFO and AFFO is included at the end of this release.

•	The net loss for the quarter was $1.1 million or $(0.08) per diluted share. The net loss for the six months ended June 30, 2006 was $2.1 million or $(0.15) per share.

•	Declared a dividend of $0.15 per share for the quarter which was paid on July 28, 2006.

•	Completed the acquisition of 1741 Business Center Drive for a purchase price of approximately $11.5 million at an expected first-year net operating income-to-purchase price return (cash basis) of approximately 7.6%, after incorporating the cost to defease the existing financing.

•	Entered into a purchase contract to acquire 101 Orchard Ridge Drive for $27.4 million. Subsequent to the completion of due diligence, the contract price was renegotiated to $26.7 million. The acquisition is projected to close in September 2006 pending the completion of the loan assumption.

•	Remained under contract to acquire Georgetown Plaza. During the quarter, the contract price was reduced from $23.5 million to $23.0 million based on diligence findings. In addition, the renegotiation of the terms of the underlying ground lease was completed, including an extension of the ground lease maturity date from 2058 to 2105. Lastly, the decision was made to acquire the property in an equity joint venture with an institutional partner in which the company will own a 40% interest. The closing of the acquisition and the joint venture is projected to occur in September 2006 pending the completion of the loan assumption and certain other closing conditions.

•	Entered into a 99 year ground lease for the purpose of developing and owning a class “A” commercial office building which will include approximately 110,000 square feet of rentable area together with an underground parking facility located in Alexandria, Virginia. On a preliminary basis, the project cost is estimated at approximately $30.0 million to $35.0 million.

•	Subsequent to the end of the quarter, we entered into a purchase contract to acquire Stafford Commerce Center, a portfolio of four multi-tenant office buildings, for a combined purchase price of $30.2 million

Columbia Equity Trust — Second Quarter Supplemental Information
Second Quarter Notes — Continued
•	Executed fourteen leases totaling approximately 23,500 square feet during the quarter at a weighted average rental rate of $32.51 per square foot. Leases covering approximately 23,800 square feet of space expired throughout our portfolio during the quarter of which we renewed approximately 14,200 square feet resulting in a retention rate of 60%.

•	Overall portfolio occupancy for in-service properties at June 30, 2006 was 91% compared to 95% at the end of the first quarter of 2006. Occupancy declined as a result of transitioning our Victory Point property into service. Victory Point, which we acquired in 2005 100% vacant, is currently 17% leased.

Columbia Equity Trust — Second Quarter Supplemental Information
Financial, Operating and Share Summary

For three months ended or as of	9/30/2005	12/31/2005	3/31/2006	6/30/2006
Summary Portfolio Information
Properties
Wholly owned	7	9	10	11
Joint venture	8	8	8	8

Total	15	17	18	19

Net Rentable Square Feet
Wholly owned	793,657	957,188	1,071,989	1,113,347
Joint venture	1,556,871	1,557,166	1,557,166	1,557,166

Total	2,350,528	2,514,354	2,629,155	2,670,513

In-service properties occupancy, end of period	94%	94%	95%	91%
All properties occupancy, end of period	88%	89%	90%	91%

Properties Under Development	1	1	1	1
Net Rentable Area of Properties Under Development	115,368	115,368	115,368	115,368

Summary Financial Information

Selected Operating Data
(includes pro rata share of joint venture interests where applicable)
Property Net Operating Income
Wholly owned	$2,115,015	$3,010,095	$4,309,272	$4,752,762
Joint venture (pro rata share)	2,215,295	2,518,361	2,325,373	2,500,905

Total Net Operating Income	4,330,310	5,528,456	6,634,645	7,253,667
Fee Income	239,376	314,678	404,348	263,973
General & Administrative Expense	(862,891)	(964,658)	(829,623)	(1,109,847)
Share Based Compensation	(1,700,060)	(231,850)	(234,750)	(234,750)
Interest Income	473,791	126,033	74,434	124,474
Interest Expense	(1,242,865)	(1,438,938)	(2,218,129)	(2,492,583)
Other Revenue/Expense	(3,666)	(28,741)	(41,299)	(13,329)

Funds From Operations	1,233,995	3,304,980	3,789,626	3,791,605

Balance Sheet Leverage (End of Period)

Funded Debt — Wholly Owned	19,000,000	49,358,998	84,372,093	95,546,914
Funded Debt — Joint Venture (pro rata share)	77,551,662	77,567,722	77,674,904	78,038,218

Total Funded Debt	96,551,662	126,926,720	162,046,997	173,585,132

Market value of shares and units outstanding, end of period	222,260,282	245,856,408	267,625,737	233,829,996

Total Funded Debt to Total Market Capitalization	30.3%	34.0%	37.7%	42.6%

EPS and FFO
Basic Net Income per Share	($0.12)	($0.06)	($0.07)	($0.08)
Diluted Net Income per Share	($0.12)	($0.06)	($0.07)	($0.08)
Diluted FFO per share	$0.08	$0.22	$0.25	$0.25
Dividends per share and common units	$0.12	$0.14	$0.15	$0.15

Summary Share Information

Average Daily Trading Volume — for period	86,927	42,057	38,681	62,283
High Price (market close)	$15.73	$16.15	$17.99	$17.39
Low Price (market close)	$14.50	$14.00	$16.05	$13.95

Closing Price, start of period	$15.33	$14.74	$16.20	$17.39
Closing Price, end of period	$14.60	$16.15	$17.58	$15.36
Closing Dividend Yield, end of period (annualized)	3.29%	3.47%	3.41%	3.91%

MSCI US REIT Index (RMZ), start of period	826	852	855	936
MSCI US REIT Index (RMZ), end of period	848	863	955	931

Weighted average shares — basic FFO	13,714,243	13,898,334	13,898,334	13,898,334
Weighted average shares — diluted FFO	15,039,216	15,223,307	15,223,307	15,223,307

Columbia Equity Trust — Second Quarter Supplemental Information
Consolidated Statement of Operations — Three and Six Months Ending June 30, 2006
COLUMBIA EQUITY TRUST, INC.
AND COLUMBIA EQUITY TRUST, INC. PREDECESSOR
CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS

		Combined		Combined
	Consolidated	Columbia	Consolidated	Columbia
	Columbia Equity	Predecessor for the	Columbia Equity	Predecessor for the
	Trust, Inc. for the	Three Months	Trust, Inc. for the	Six Months
	Three Months Ended	Ended	Six Months Ended	Ended
	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Revenues
Base rents	$6,510,618	$—	$12,704,599	$—
Recoveries from tenants	401,718	—	711,016	—
Fee income, primarily from related parties	263,973	815,997	668,321	1,438,356
Parking and other income	157,964	—	294,173	—

Total revenues	7,334,273	815,997	14,378,109	1,438,356

Operating expenses
Property operating	1,099,415	—	2,240,608	—
Utilities	597,659	—	1,129,844	—
Real estate taxes and insurance	620,465	—	1,277,302	—
General and administrative, including share-based compensation cost of $234,750, $0, $469,500 and $0, respectively	1,344,597	1,165,924	2,408,971	1,544,898
Depreciation and amortization	3,547,507	4,357	7,005,896	7,360

Total operating expenses	7,209,643	1,170,281	14,062,621	1,552,258

Operating income (loss)	124,630	(354,284)	315,488	(113,902)

Other income and expense
Interest income	72,418	14,546	115,753	19,878
Interest expense	(1,409,609)	(2,250)	(2,561,582)	(4,500)

Loss before income taxes, equity in net income (loss) of unconsolidated real estate entities and minority interest	(1,212,561)	(341,988)	(2,130,341)	(98,524)

Equity in net income (loss) of unconsolidated real estate entities	38,071	2,202,058	(97,900)	2,304,975
Minority interest	84,152	—	159,654	—

(Loss) income before income taxes	(1,090,338)	1,860,070	(2,068,587)	2,206,451

Provision for income taxes	8,000	197,823	41,500	231,884

Net (loss) income	$(1,098,338)	$1,662,247	$(2,110,087)	$1,974,567

Net loss per common share — Basic and diluted	$(0.08)		$(0.15)

Weighted average shares of common stock outstanding — Basic and diluted	13,863,334		13,863,334

Columbia Equity Trust — Second Quarter Supplemental Information
Consolidated Balance Sheets
COLUMBIA EQUITY TRUST, INC.
CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
	2006	2005
	(Unaudited)
Assets
Rental property
Land	$27,087,572	$19,300,819
Buildings	147,901,486	120,509,954
Tenant improvements	31,492,146	24,377,997
Furniture, fixtures and equipment	1,098,705	1,088,989

	207,579,909	165,277,759
Accumulated depreciation	(7,053,609)	(2,805,222)

Total rental property, net	200,526,300	162,472,537

Cash and cash equivalents	8,387,651	8,149,634
Restricted deposits	562,234	256,356
Accounts and other receivables, net of reserves for doubtful accounts of $35,093 and $39,401, respectively	861,240	1,039,510
Investments in unconsolidated real estate entities	40,694,318	42,308,003
Accrued straight-line rents	1,504,403	524,258
Deferred leasing costs, net	749,245	490,609
Deferred financing costs, net	1,107,525	955,129
Intangible assets
Above market leases, net	4,404,617	3,610,453
In-place leases, net	18,534,256	15,813,098
Tenant relationships, net	7,133,283	6,387,594
Prepaid expenses and other assets	959,103	1,323,308

Total assets	$285,424,175	$243,330,489

Liabilities and Stockholders’ Equity
Liabilities
Revolving loan payable	$21,450,000	$22,000,000
Mortgage notes payable	74,096,914	27,358,998
Accounts payable and accrued expenses	2,669,903	2,252,575
Security deposits	1,220,555	945,158
Dividends payable	2,079,500	1,940,867
Rent received in advance	1,361,215	758,265
Deferred credits — Below market leases, net	2,337,327	1,593,812
Other liabilities	95,179	—

Total liabilities	105,310,593	56,849,675

Commitments and contingencies

Minority interest	14,107,493	14,205,638

Stockholders’ equity
Preferred stock, $0.001 par value, 100,000,000 shares authorized in 2006 and 2005, no shares issued or outstanding in either period	—	—
Common stock, $0.001 par value, 500,000,000 shares authorized and 13,863,334 shares issued and outstanding in 2006 and 2005	13,863	13,863
Additional paid-in capital	178,366,298	178,366,298
Cumulative dividends in excess of net income	(12,374,072)	(6,104,985)

Total stockholders’ equity	166,006,089	172,275,176

Total liabilities and stockholders’ equity	$285,424,175	$243,330,489

Columbia Equity Trust — Second Quarter Supplemental Information
Consolidated Statement of Cash Flows
COLUMBIA EQUITY TRUST, INC.
AND COLUMBIA EQUITY TRUST, INC. PREDECESSOR
CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS

	Consolidated	Combined
	Columbia Equity	Columbia
	Trust, Inc. for the	Predecessor for the
	Six Months Ended	Six Months Ended
	June 30, 2006	June 30, 2005
	(Unaudited)	(Unaudited)
Cash flows from operating activities
Net (loss) income	$(2,110,087)	$1,974,567
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities Minority interest	(159,654)	—
Equity in net loss (income) of unconsolidated real estate entities	97,900	(2,304,975)
Compensation cost related to LTIP units	382,500	—
Distributions received from earnings of unconsolidated real estate entities	298,147	19,055
Depreciation and amortization	7,005,896	7,360
Amortization of above and below market leases	179,336	—
Amortization of deferred financing costs	222,632	—
Provision for doubtful accounts	(4,308)	—
Changes in assets and liabilities
Accounts and other receivables	182,578	(34,933)
Accrued straight-line rents	(980,145)	—
Deferred leasing costs	(309,652)	—
Deferred offering costs	—	(2,693,176)
Prepaid expenses and other assets	(21,591)	(440,020)
Accounts payable and accrued expenses	412,940	2,721,057
Accrued interest payable to stockholders	—	4,500
Rent received in advance	448,741	—
Other liabilities	4,623	—

Net cash provided by (used in) operating activities	5,649,856	(746,565)

Cash flows from investing activities
Purchases of interests in rental property and related net assets	(26,631,482)	—
Deposit on pending purchase of interest in rental property	(200,000)	—
Additions to rental properties	(2,139,938)	—
Additions to rental property furniture, fixtures and equipment	(8,687)	(3,772)
Restricted deposits	(148,344)	—
Distributions in excess of net income received from real estate entities	1,217,640	2,707,753
Contributions made to unconsolidated real estate entities	—	(508,000)

Net cash (used in) provided by investing activities	(27,910,811)	2,195,981

Cash flows from financing activities
Borrowings under revolving credit line	29,250,000	—
Repayment of revolving credit line borrowings	(29,800,000)	—
Mortgage note borrowings	27,685,985	—
Repayments of mortgage note	(65,595)	—
Deferred financing costs	(192,502)	—
Dividends	(4,020,367)	—
Contributions	—	250,000
Distributions to minority interest	(310,292)	(163,989)
Security deposits refunded, net	(48,257)	—

Net cash provided by financing activities	22,498,972	86,011

Net increase in cash and cash equivalents	238,017	1,535,427

Cash and cash equivalents, beginning of period	8,149,634	1,188,146

Cash and cash equivalents, end of period	$8,387,651	$2,723,573

Supplemental disclosures
Cash paid for income taxes	$8,000	$—

Cash paid for interest	$1,991,501	$—

Debt assumed in purchases of interests in rental property	$19,000,000	$—

Liability for asbestos remediation assumed as part of purchase of rental property	$90,556	$—

Non-cash additions to rental properties	$154,727	$—

Columbia Equity Trust — Second Quarter Supplemental Information
Funds From Operations and Adjusted Funds From Operations

		For the	For the	For the	For the
		Three Months	Three Months	Three Months	Three Months
		Ended	Ended	Ended	Ended
		9/30/2005	12/31/2005	3/31/2006	6/30/2006
	Funds From Operations

	Net income available to common shareholders	$(1,702,929)	$(796,889)	$(1,011,750)	$(1,098,338)

Adjust for:	Real estate depreciation and amortization — consolidated entities	1,766,862	2,728,927	3,453,202	3,542,235
	Real estate depreciation and amortization — unconsolidated entities	1,301,548	1,432,517	1,423,675	1,431,860
	Minority interests in operating partnership	(131,486)	(59,575)	(75,501)	(84,152)

	Funds From Operations (FFO)	1,233,995	3,304,980	3,789,626	3,791,605

	Adjusted Funds From Operations

	Funds From Operations (FFO)	$1,233,995	$3,304,980	$3,789,626	$3,791,605

Adjust for:	Non real estate depreciation	3,665	4,441	5,187	5,273
	Amortization of deferred financing costs	28,149	63,042	107,174	160,054
	Amortization of above/below market leases	(59,762)	23,937	(16,217)	(15,346)
	Non cash compensation	1,665,260	231,850	234,750	234,750
	Straight-line rental income	(353,495)	(446,095)	(645,592)	(617,047)
	Non-revenue enhancing/ recurring capital expenditures	(55,778)	(29,308)	(189,168)	(243,294)
	Second generation tenant improvements	(402,159)	(248,448)	(814,720)	(925,517)

	Adjusted Funds From Operations (AFFO)	2,059,875	2,904,399	2,471,039	2,390,478

	Distribution Metrics

	Dividends paid to common shareholders	$1,663,600	$1,940,867	$2,079,500	$2,079,500
	Dividends paid to operating partnership unit holders	128,397	149,796	203,996	203,996

	Total dividends paid	1,791,997	2,090,663	2,283,496	2,283,496

	Payout Ratios
	Dividends Paid (Shares and Units) / Funds from Operations (diluted)	145.2%	63.3%	60.3%	60.2%
	Dividends Paid (Shares and Units) / Adjusted Funds from Operations (diluted)	87.0%	72.0%	92.4%	95.5%
Certain prior quarters’ amounts have been reclassified to conform the current quarter’s presentation

Columbia Equity Trust — Second Quarter Supplemental Information
Reconciliation of Earnings Per Share and Funds From Operations Per Share

	Three months	Three months	Three months	Three months
	ended	ended	ended	ended
	9/30/2005	12/31/2005	3/31/2006	6/30/2006
Earnings Per Share (EPS)

Net Income for Common Shareholders	$(1,702,929)	$(796,889)	$(1,011,750)	$(1,098,338)
plus: distributions paid on vested LTIPS (if dilutive)	0	0	0	0

Net Income for Basic EPS	(1,702,929)	(796,889)	(1,011,750)	(1,098,338)

plus: dividends paid on nonvested LTIPs (if dilutive)	0	0	0	0

Net Income for Diluted EPS	(1,702,929)	(796,889)	(1,011,750)	(1,098,338)

Earnings Per Share (EPS)
Basic	(0.12)	(0.06)	(0.07)	(0.08)
Diluted	(0.12)	(0.06)	(0.07)	(0.08)

Funds From Operations Per Share (FFO)

Funds from Operations	$1,233,995	$3,304,980	$3,789,626	$3,791,605
adjust: minority interests in operating partnership	(88,416)	(236,802)	(271,527)	(271,668)
plus: distributions paid on vested LTIPs	4,200	4,900	5,250	5,250

Funds from Operations for Basic FFO	1,149,779	3,073,078	3,523,349	3,525,187

adjust: minority interests in operating partnership	88,416	236,802	271,527	271,668
plus: distributions paid on nonvested LTIPs	30,600	35,700	38,250	38,250

Funds from Operations for Diluted FFO	1,268,795	3,345,580	3,833,126	3,835,105

Funds from Operations per Share
Basic	0.08	0.22	0.25	0.25
Diluted	0.08	0.22	0.25	0.25

Weighted Average Shares Outstanding — EPS

Weighted Average Shares for Earnings Per Share
Common Shares — weighted average	13,679,243	13,863,334	13,863,334	13,863,334
plus: vested LTIP Units (if dilutive)	0	0	0	0

Weighted Average Shares — Basic EPS	13,679,243	13,863,334	13,863,334	13,863,334

plus: non vested LTIP units (if dilutive)	0	0	0	0

Weighted Average Shares — Diluted EPS	13,679,243	13,863,334	13,863,334	13,863,334

Weighted Average Shares Outstanding — FFO

Weighted Average Shares for Funds From Operations
Common Shares — weighted average	13,679,243	13,863,334	13,863,334	13,863,334
plus: vested LTIP Units (if dilutive)	35,000	35,000	35,000	35,000

Weighted Average Shares — Basic FFO	13,714,243	13,898,334	13,898,334	13,898,334

plus: Operating Partnership Units — weighted average	1,069,973	1,069,973	1,069,973	1,069,973
plus: non vested LTIP units (if dilutive)	255,000	255,000	255,000	255,000

Weighted Average Shares — Diluted FFO	15,039,216	15,223,307	15,223,307	15,223,307

Certain prior quarters’ amounts have been reclassified to conform the current quarter’s presentation

Columbia Equity Trust — Second Quarter Supplemental Information
Common Share and Equivalents Summary
Common Share and Equivalents Summary

For the Quarter Ending	9/30/2005	12/31/2005	3/31/2006	6/30/2006
Common Shares
Common shares — beginning of period	12,063,334	13,863,334	13,863,334	13,863,334
Common shares — end of period	13,863,334	13,863,334	13,863,334	13,863,334
Common shares — weighted average	13,679,243	13,863,334	13,863,334	13,863,334

Operating Partnership Units
Operating partnership units — beginning of period	1,069,973	1,069,973	1,069,973	1,069,973
Operating partnership units — end of period	1,069,973	1,069,973	1,069,973	1,069,973
Operating partnership units — weighted average	1,069,973	1,069,973	1,069,973	1,069,973

LTIP Units
LTIP units (vested and non vested) — beginning of period	290,000	290,000	290,000	290,000
LTIP units (vested and non vested) — end of period	290,000	290,000	290,000	290,000
LTIP units (vested and non vested) — weighted average	290,000	290,000	290,000	290,000

Basic and Diluted Shares and Units Outstanding
Weighted Average Shares and Units — Basic	13,714,243	13,898,334	13,898,334	13,898,334
Weighted Average Shares and Units — Diluted	15,039,216	15,223,307	15,223,307	15,223,307

Columbia Equity Trust — Second Quarter 2006 Supplemental Information
Fee Income Summary

	For the Quarter Ending
	9/30/2005	12/31/2005	3/31/2006	6/30/2006
Asset Management Fees — Joint Venture Properties	$72,425	$75,437	$82,210	$88,637
Asset Management Fees — Related Parties (recurring)	76,870	74,909	76,785	88,163
Construction Management Services	18,746	41,776	56,861	87,174
Transactional / Non-Recurring Fees	71,334	122,556	188,493	0

Total Fees	239,376	314,678	404,348	263,973

Columbia Equity Trust — Second Quarter Supplemental Information
Net Operating Income Summary — Wholly-Owned Properties
For the period April 1, 2006 to June 30, 2006

	1025 Vermont	1741 Business				Loudoun	Meadows			Patrick			Wholly-Owned
	Avenue	Center Drive	Fair Oaks	Greenbriar	Lee Road	Gateway	IV	Oakton	Park Plaza II	Henry	Sherwood	Eliminations	Total
Columbia Ownership Interest	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Period — Start	4/01/2006	5/23/2006	4/01/2006	4/01/2006	4/01/2006	4/01/2006	4/01/2006	4/01/2006	4/01/2006	4/01/2006	4/01/2006
Period — End	6/30/2006	6/30/2006	6/30/2006	3/31/2006	3/31/2006	3/31/2006	3/31/2006	3/31/2006	3/31/2006	3/31/2006	3/31/2006

Rental Revenues
Base rents	$762,753	$102,925	$633,703	$524,308	$531,569	$390,774	$828,805	$425,508	$954,551	$447,281	$517,212	$—	$6,119,388
Straight-line rents	180,923	4,445	45,635	27,019	18,771	17,610	62,067	25,622	58,003	20,137	21,301	—	481,534
Deferred market rental revenue (amort)	37,425	(11,742)	(31,121)	(5,718)	(14,318)	14,234	(1,305)	5,296	(85,524)	(1,338)	3,809	—	(90,303)
Recoveries from tenants	74,188	35,702	10,717	45,827	42,549	60,298	24,737	14,558	90,207	—	2,934	—	401,718
Other income	64,560	—	7,898	13,031	13,188	—	9,879	23,409	19,559	4,631	1,809	—	157,964

Total Rental Revenues	1,119,849	131,331	666,831	604,467	591,758	482,915	924,182	494,394	1,036,796	470,711	547,065	—	7,070,300

Operating Expenses
Property operating expenses	455,077	35,046	259,592	214,034	154,966	75,265	331,826	166,933	374,204	161,175	180,112	(90,692)	2,317,538

Net Operating Income (GAAP)	664,772	96,285	407,239	390,433	436,792	407,650	592,356	327,461	662,593	309,536	366,953	(90,692)	4,752,762

Adjustments for non-cash items
Straight-line rents	(180,923)	(4,445)	(45,635)	(27,019)	(18,771)	(17,610)	(62,067)	(25,622)	(58,003)	(20,137)	(21,301)	—	(481,534)
Deferred market rental revenue (amort)	(37,425)	11,742	31,121	5,718	14,318	(14,234)	1,305	(5,296)	85,524	1,338	(3,809)	—	90,303

Net Operating Income (Cash)	446,424	103,582	392,725	369,133	432,339	375,807	531,594	296,543	690,114	290,737	341,843	(90,692)	4,361,531

Interest Expense — Property Specific (1)	287,437	—	—	—	—	—	237,738	—	373,121	106,473	—	—	1,004,769
Deferred Financing Costs	12,340	—	—	—	—	—	—	—	3,897	13,808	—	—	30,045

Cash Flow after Interest Expense (GAAP)	377,334	96,285	407,239	390,433	436,792	407,650	354,619	327,461	289,471	203,063	366,953	(90,692)	3,717,948

(1)	Includes only property specific mortgage debt. Does not include revolving line of credit interest expense. Revolver secured by Fair Oaks, Greenbriar, Loudoun Gateway IV, Oakton and Sherwood properties.

Columbia Equity Trust—Second Quarter Supplemental Information
Net Operating Income Summary — Joint Venture Properties
For the period April 1, 2006 to June 30, 2006

		Atrium	Barlow	Independence	King	Madison	Suffolk	Victory		Joint Venture
	1575 Eye Street	Building	Building	Center	Street	Place	Building	Point	Eliminations	Total
Columbia Ownership Interest	9.2%	37.0%	40.0%	14.7%	50.0%	50.0%	36.5%	10.0%
Period — Start	4/01/2006	4/01/2006	4/01/2006	4/01/2006	4/01/2006	4/01/2006	4/01/2006	4/01/2006
Period — End	6/30/2006	6/30/2006	6/30/2006	6/30/2006	6/30/2006	6/30/2006	6/30/2006	6/30/2006

Rental Revenues
Base rents	$175,449	$372,079	$927,415	$220,430	$477,412	$306,312	$515,464	$—	$—	$2,994,561
Straight-line rents	18,594	8,339	51,935	5,873	17,756	11,316	12,794	8,908	—	135,514
Deferred market rental revenue (amort)	—	(1,450)	64,410	—	20,486	(15,935)	38,138	—	—	105,649
Recoveries from tenants	14,493	41,297	62,665	65,592	10,267	160	3,524	—	—	197,998
Other income	10,001	46,130	884	(20,674)	23,757	33,697	30,660	—	—	124,454

Total Rental Revenues	218,536	466,395	1,107,310	271,220	549,678	335,549	600,580	8,908	—	3,558,176

Operating Expenses
Property operating expenses	72,987	147,995	337,189	119,112	190,960	128,554	78,862	24,505	(42,895)	1,057,271

Net Operating Income (GAAP)	145,549	318,400	770,121	152,108	358,717	206,995	521,718	(15,597)	42,895	2,500,905

Adjustments for non-cash items Straight-line rents	(18,594)	173,127	(51,935)	(5,873)	(17,756)	(11,316)	(12,794)	(8,908)	—	45,953
Deferred market rental revenue (amort)	—	4,523	(64,410)	—	(20,486)	15,935	(38,138)	—	—	(102,577)

Net Operating Income (Cash)	126,956	496,050	653,776	146,235	320,476	211,614	470,786	(24,505)	42,895	2,444,282

Interest Expense — Property Specific	66,442	173,127	318,136	57,204	135,571	85,554	199,801	2,543		1,038,379
Deferred Financing Costs	4,264	4,523	7,597	2,435	8,458	5,983	5,518	3,536		42,314

Cash Flow after Interest Expense (GAAP)	79,107	145,272	451,985	94,904	223,146	121,441	321,917	(18,140)	42,895	1,420,212

Columbia Equity Trust—Second Quarter Supplemental Information
Debt Financing Summary as of June 30, 2006

						Columbia
	Columbia	Secured/	Interest	Maturity	Principal	Share	Debt Amortization and Principal Maturities Schedule
	Share	Unsecured	Rate	Date	Balance	of Debt	2006	2007	2008	2009	2010	2011	2012	Thereafter

Corporate / Wholly Owned
Fixed Rate Debt
Patrick Henry	100%	Secured	5.02%	Apr - 2009	$8,380,048	$8,380,048	$66,095	$138,553	$144,591	$8,030,809	$—	$—	$—	$—
1025 Vermont Avenue	100%	Secured	5.11%	Jan - 2010	22,500,000	22,500,000	—	—	297,668	340,998	21,861,334
Meadows IV	100%	Secured	4.95%	Nov - 2011	19,000,000	19,000,000	—	—	—	—	—	19,000,000	—	—
Park Plaza II	100%	Secured	5.53%	Mar - 2016	24,290,000	24,290,000	—	—	—	—	—	—	223,397	24,066,603
Variable Rate Debt
Revolving Credit Facility	100%	Secured	L+1.10-1.35%	Nov - 2007	21,450,000	21,450,000	—	21,450,000	—	—	—	—	—	—

Total Wholly Owned		—	—	—	95,620,048	95,620,048	66,095	21,588,553	442,259	8,371,807	21,861,334	19,000,000	223,397	24,066,603

Joint Venture

Fixed Rate Debt
King Street	50%	Secured	5.06%	Mar - 2008	21,392,574	10,696,287	253,911	527,463	20,611,200	—	—	—	—	—
Madison Place	50%	Secured	4.49%	Aug - 2008	15,185,385	7,592,693	147,335	365,036	14,673,014	—	—	—	—	—
1575 Eye Street	9%	Secured	6.82%	Mar - 2009	42,454,939	3,893,118	—	—	—	42,454,939	—	—	—	—
Independence Center I	15%	Secured	5.04%	Sep - 2009	30,685,373	4,523,024	352,016	731,154	768,868	28,833,335	—	—	—	—
Independence Center II	8%	Secured	6.02%	Sep - 2009	9,113,969	738,231	—	18,122	112,625	8,983,222
Barlow Building	40%	Secured	5.04%	Aug - 2012	61,750,000	24,700,000	—	—	—	—	—	—	61,750,000	—
Atrium — Loan # 1	37%	Secured	8.43%	Sep - 2012	17,870,692	6,612,156	159,016	405,134	440,637	479,253	521,252	566,931	15,298,469	—
Atrium — Loan # 2	37%	Secured	6.21%	Sep - 2012	5,776,907	2,137,456	48,178	120,830	128,551	136,765	145,504	154,801	5,042,278	—
Suffolk	37%	Secured	5.10%	May - 2015	42,000,000	15,330,000	—	—	—	—	—	—	327,135	41,672,865

Variable Rate Debt
Victory Point	10%	Secured	LIBOR+2.95%	Mar - 2008	18,152,530	1,815,253	—	—	18,152,530					—

Total Joint Venture Financing		—	—	—	264,382,369	78,038,218	960,456	2,167,739	54,887,425	80,887,514	666,756	721,732	82,417,882	41,672,865

CORPORATE and PORTFOLIO TOTALS					360,002,417	173,658,266	1,026,551	23,756,292	55,329,684	89,259,321	22,528,090	19,721,732	82,641,279	65,739,468

Net premium / (discount) to adjust to fair value of debt					(73,134)	(73,134)

GAAP Debt Balance					359,929,283	173,585,132

COLUMBIA SHARE of DEBT AMORTIZATION / MATURITIES							395,267	22,338,649	20,232,673	17,470,526	22,108,034	19,267,041	32,568,878	39,277,199
Percentage of Columbia’s Share of Debt Amortization / Maturities							0.2%	12.9%	11.7%	10.1%	12.7%	11.1%	18.8%	22.6%

Columbia Equity Trust — Second Quarter Supplemental Information
Debt Financing Summary as of June 30, 2006 — continued
     Weighted Average Cost of Debt — 6/30/2006
Columbia Total
(Adjusted for Columbia’s Pro Rata Share of Joint Venture Debt)

	Outstanding	Percentage	Weighted Average
	Balance	of Total Debt	Rate	Term
Fixed Rate	150,393,013	87%	5.31%	5.6
Variable Rate	23,265,253	13%	6.49%	1.4

Total	173,658,266	100%	5.47%	5.0

Gross Debt Amount
(Includes Joint Venture Partners’ Share of Debt)

	Outstanding	Percentage	Weighted Average
	Balance	of Total Debt	Rate	Term
Fixed Rate	320,399,887	89%	5.53%	5.1
Variable Rate	39,602,530	11%	7.15%	1.5

Total	360,002,417	100%	5.71%	4.7

Note: Outstanding Balances do not reflect GAAP discount of $73,134 for fair value of debt.

Columbia Equity Trust — Second Quarter Supplemental Information
Debt Financing Summary as of June 30, 2006 — continued

	Columbia	Recourse/	Property Securing
Facility	Ownership	Non-Recourse (1)	Facility
Corporate / Wholly Owned
1025 Vermont Avenue	100%	Non-recourse	1025 Vemont Avenue
1741 Business Center Drive (2)	100%	Non-recourse	1741 Business Center Drive
Patrick Henry	100%	Non-recourse	Patrick Henry
Meadows IV	100%	Non-recourse	Meadows IV
Park Plaza II	100%	Non-recourse	Park Plaza II
Revolving Credit Facility	100%	Recourse	Fair Oaks, Greenbriar, Loudoun Gateway Oakton, Sherwood

Joint Venture
King Street	50%	Non-recourse	King Street
Madison Place	50%	Non-recourse	Madison Place
Barlow Building	40%	Non-recourse	Barlow Building
Atrium — Loan # 1	37%	Non-recourse	Atrium
Atrium — Loan # 2	37%	Non-recourse	Atrium
Suffolk	37%	Non-recourse	Suffolk
Independence Center I	15%	Non-recourse	Independence Center I
Victory Point	10%	Non-recourse	Victory Point
1575 Eye Street	9%	Non-recourse	1575 Eye Street
Independence Center II	8%	Partial Recourse	Independence Center II

Unencumbered Properties
14700 Lee Road	100%

Note

1.	Indicates whether outstandings under facility are recourse to Columbia Equity Trust, Inc.

2.	Mortgage financing placed on property as of July 5, 2006.

Columbia Equity Trust — Second Quarter Supplemental Information
Summary Portfolio Information
Acquisition Summary

			Expected							Net	Occupancy
		Purchase	Year One						Year Built/	Rentable	at
Property	Interest	Price	Cap Rate (1)	Debt Assumed / Interest Rate		Tenancy / Status	Location / Sub-Market		Renovated	Area (SF)	Acquisition
Third Quarter 2005

14700 Lee Road	100%	$23,950,000	7.20%	None Assumed		Single / In-Service	Northern VA	Westfields	2000	84,652	100%
Park Plaza II (2)	100%	35,000,000	7.40%	None Assumed		Multi / In-Service	Suburban MD	North Rockville	2001	126,228	98%

Fourth Quarter 2005
Patrick Henry	100%	14,500,000	8.20%	8,500,000	5.02%	Multi / In-Service	Hampton Roads VA	Newport News	1989	98,883	92%

Oakton	100%	16,000,000	7.00%	None Assumed		Multi / In-Service	Northern VA	Fairfax Center	1985	64,648	100%
First Quarter 2006

1025 Vermont Avenue (3)	100%	34,100,000	6.70%	22,500,000	5.11%	Multi / In-Service	CBD	Washington, DC	1963 / 1987	115,000	97%
Second Quarter 2006

1741 Business Center Drive (4)	100%	11,500,000	7.60%	None Assumed		Single / In-Service	Northern VA	Reston	2000	41,358	100%

Totals		$135,050,000	7.20%							530,769	97%

(1)	Expected first year net operating income to purchase price return (cash basis) at time of acquisition.

(2)	Acquired subject to a ground lease with a remaining term of approximately 70 years (including extension options).

(3)	Mortgage financing of $19,000,000 was assumed in connection with the acquisition of 1025 Vermont Avenue. Within 30 days of closing, the financing was modified to increase the balance to $22,500,000 with a revised interest rate of 5.11%.

(4)	Purchase price excludes approximately $950,000 in costs incurred to defease existing debt at time of acquisition. Expected year one capitalization rate includes defeasance costs in calculation.

Columbia Equity Trust — Second Supplemental Information
Portfolio Snapshot

For the quarter ended	9/30/2005	12/31/2005	3/31/2006	6/30/2006
Properties
Wholly Owned (In-Service)	7	9	10	11
Joint Venture (In-Service)	7	7	7	8
Joint Venture (Lease-Up/ Repositioning)	1	1	1	0
Joint Venture (Under Development)	1	1	1	1

Total	16	18	19	20

Net Rentable Area (square feet)
Wholly Owned (In-Service)	793,657	957,188	1,071,989	1,113,347
Joint Venture (In-Service)	1,409,200	1,409,200	1,409,200	1,557,166
Joint Venture (Lease-Up/ Repositioning)	147,966	147,966	147,966	0
Joint Venture (Under Development)	115,368	115,368	115,368	115,368

Total	2,466,191	2,629,722	2,744,523	2,785,881

Occupancy
Wholly Owned (In-Service)	95%	95%	97%	97%
Joint Venture (In-Service)	94%	94%	94%	87%
Joint Venture (Lease-Up/ Repositioning)	0%	0%	0%	N/A
Joint Venture (Under Development)	0%	0%	0%	0%

Total In-Service	94%	94%	95%	91%
Total All-Properties (excluding development)	88%	89%	90%	91%

Annualized Base Rents (Columbia’s Pro Rata Share)
Wholly Owned (In-Service)	16,352,275	20,441,832	24,250,572	25,681,368
Joint Venture (In-Service)	11,848,900	11,920,382	12,048,533	12,259,000
Joint Venture (Lease-Up/ Repositioning)	0	0	0	N/A

Total	28,201,175	32,362,214	36,299,105	37,940,368

Annualized Base Rents (Columbia’s Pro Rata Share)
Wholly Owned (In-Service)	58.0%	63.2%	66.8%	67.7%
Joint Venture (In-Service)	42.0%	36.8%	33.2%	32.3%
Joint Venture (Lease-Up/ Repositioning)	0	0	0	0

Note

(1)	Assets acquired with significant vacancies (in excess of 35%) or in re-development are considered in Lease-Up / Repositioning. A property is returned to service the earlier of one year or once occupancy exceeds 65% — provided redevelopment (if applicable) has been completed. Columbia had no properties in Lease-Up or Repositioning as of June 30, 2006.

Columbia Equity Trust — Second Quarter Supplemental Information
Property Schedule — Wholly Owned Properties
As of June 30, 2006

														Columbia
														Percentage
														of Total Rent
									Occupancy as of					as % of Our
								Net					Total
		Venture					Year Built/	Rentable	9/30	12/31	3/31	6/30	Annualized	Pro Rata
Property	Interest	Partner	Tenancy / Status	Location / Sub-Market		Acquired	Renovated	Area (SF)	2005	2005	2006	2006	Rent (1)	Annualized Rent
1025 Vermont Avenue	100%	—	Multi / In - Service	Washington DC	CBD	2006	1964 - 2003	114,801	—	—	97%	97%	$3,654,060	9.6%
1741 Business Cntr Dr.	100%	—	Single / In - Service	Northern VA	Reston	2006	2000	41,358	—	—	—	100%	957,204	2.5%
14700 Lee Road	100%	—	Single / In - Service	Northern VA	Westfields	2005	2000	84,652	100%	100%	100%	100%	2,126,280	5.6%
Fair Oaks	100%	—	Multi / In - Service	Northern VA	Fairfax Center	2001	1985	126,949	84%	84%	95%	91%	2,536,356	6.7%
Greenbriar	100%	—	Multi / In - Service	Northern VA	Fairfax Center	2001	1985 - 1998	111,721	83%	82%	88%	88%	2,126,520	5.6%
Loudoun Gateway IV	100%	—	Single / In - Service	Northern VA	Rte 28 N/ Dulles	2005	2002	102,987	100%	100%	100%	100%	1,563,096	4.1%
Meadows IV	100%	—	Multi / In - Service	Northern VA	Westfields	2004	1988 - 1997	148,160	100%	100%	100%	100%	3,315,216	8.7%
Oakton (2)	100%	—	Multi / In - Service	Northern VA	Fairfax Center	2005	1985	64,648	—	100%	100%	100%	1,710,924	4.5%
Park Plaza II (3)	100%	—	Multi / In - Service	Suburban MD	North Rockville	2005	2001	126,228	97%	100%	100%	100%	3,820,104	10.1%
Patrick Henry	100%	—	Multi / In - Service	Hampton Roads VA	Newport News	2005	1989	98,883	—	92%	94%	94%	1,810,296	4.8%
Sherwood Plaza	100%	—	Multi / In - Service	Northern VA	Fairfax Center	2000	1984	92,960	100%	100%	100%	100%	2,061,312	5.4%

Totals								1,113,347	95%	95%	97%	97%	25,681,368	67.6%

(1)	Total Annualized Rent is the monthly contractual base rent as of June 30, 2006 multiplied by 12.

(2)	Net Rentable Area and Occupancy data for the Oakton property includes 608 square feet of engineer space. The expenses associated with this space are not currently recovered from tenants.

(3)	Acquired subject to a ground lease with a remaining term, including extension options, of approximately 70 years. Net Rentable Area and Occupancy data for the Park Plaza II property includes 2,008 square feet of fitness center space. The expenses associated with this space are not currently recovered from tenants.

Columbia Equity Trust — Second Quarter Supplemental Information
Property Schedule — Joint Venture Properties
As of June 30, 2006

														Columbia
														Percentage
														of Total Rent
														as % of Our
									Occupancy as of
								Net					Total	Pro Rata
		Venture					Year Built/	Rentable	9/30	12/31	3/31	6/30	Annualized	Annualized
Property	Interest	Partner	Tenancy / Status	Location / Sub-Market		Acquired	Renovated	Area (SF)	2005	2005	2006	2006	Rent (1)	Rent
King Street	50.0%	Aetna	Multi / In-Service	Northern VA	Alexandria	1999	1984 - 2004	149,080	86%	87%	86%	85%	$3,814,644	5.0%
Madison Place	50.0%	Aetna	Multi / In-Service	Northern VA	Alexandria	2003	1989	108,252	79%	79%	81%	83%	2,485,884	3.3%
Barlow Building	40.0%	JPMIM	Multi / In-Service	Suburban MD	Chevy Chase	2005	1966 - 2001	270,562	95%	94%	93%	95%	9,125,868	9.6%
Atrium Building	37.0%	Aetna	Multi / In-Service	Northern VA	Alexandria	2004	1978 - 1999	138,507	100%	100%	100%	100%	4,027,872	3.9%
Suffolk Building	36.5%	JPMIM	Single / In-Service	Northern VA	Skyline	2005	1964 - 2003	257,425	100%	100%	100%	100%	6,381,528	6.1%
Independence Center	14.7%	JPMIM	Multi / In-Service	Northern VA	Westfields	2002	1999	275,002	91%	92%	92%	92%	5,797,932	2.3%
1575 Eye Street (2)	9.2%	Aetna; ASAE	Multi / In-Service	Washington DC	CBD	2002	1979	210,372	99%	99%	98%	98%	7,817,724	2.0%
Victory Point (3)	10.0%	JPMIM	Multi / In-Service	Northern VA	Westfields	2005	1989 - 2005	147,966	0%	0%	0%	17%	673,181	0.2%

Total Joint Venture Properties (3)								1,557,166	94%	94%	94%	87%	40,124,633	32.4%

(1)	Total Annualized Rent is the monthly contractual base rent as of June 30, 2006 multiplied by 12.

(2)	Net Rentable Area and Occupancy data for the 1575 Eye Street property includes 1,703 square feet of fitness center space. The expenses associated with this space are not currently recovered from tenants.

(3)	Total Occupancy data excludes Victory Point for the quarters ending 9/30/2005; 12/31/2005; and 3/31/2006 during which time the property was excluded from the Company’s In-Service portfolio.

Columbia Equity Trust — Second Quarter Supplemental Information
Development Summary
As of June 30, 2006

					Projected		Approximate
	Ownership	Venture	Net Rentable	Percentage	Stabilized	Budgeted	Cost to	Development	Projected
Property	Interest	Partner	Area	Leased	Yield	Cost	Date	Commencement	Completion Date
Independence Center II	8.1%	JPMIM	115,368	0.0%	8.65%	$24,500,000	$14,232,438	July - 2005	September - 2006
Holualoa

Columbia Equity Trust — Second Quarter Supplemental Information
Significant Tenants — As of June 30, 2006

									Weighted
						Percentage of	Columbia’s Pro Rata Share		Average
				Percentage of	Gross	Gross		Percentage	Remaining
		Number of	Total Leased	Total Leased	Annualized	Annualized	Annualized	of Annualized	Lease Term
Tenant (1)	Industry	Properties	Square Feet	Square Feet	Base Rent (2)	Base Rent	Base Rent	Base Rent	(Years)
General Dynamics Corp. (3)	Defense	2	101,373	4.2%	$2,605,392	4.0%	$2,605,392	6.9%	4.0
United States Government (4)	Federal Government	5	269,800	11.1%	8,170,248	12.4%	1,963,110	5.2%	5.7
CACI, Inc.	Government Contracting	1	74,255	3.0%	1,694,472	2.6%	1,694,472	4.5%	3.4
Institutional Shareholder Services	Professional - Advisory	1	53,780	2.2%	1,657,476	2.5%	1,657,476	4.4%	6.1
Online Resources Corporation	Technology/Banking	1	73,905	3.0%	1,620,744	2.5%	1,620,744	4.3%	8.3
America Online, Inc. (5)	Technology	1	102,987	4.2%	1,563,096	2.4%	1,563,096	4.1%	5.6
Northrop Grumman (6)	Defense	2	239,635	9.8%	5,337,744	8.1%	1,477,267	3.9%	6.2
TKC Communications	Government Contracting	1	112,874	4.6%	3,139,020	4.8%	1,145,742	3.0%	3.0
Vance International	Professional - Security	1	41,968	1.7%	1,096,776	1.7%	1,096,776	2.9%	5.6
The Chubb Corporation	Insurance	1	41,358	1.7%	957,204	1.5%	957,204	2.5%	8.6
SI International	Government Contracting	1	23,980	1.0%	826,116	1.3%	826,116	2.2%	5.4
Oliff & Berridge	Professional - Legal	1	76,872	3.2%	2,169,612	3.3%	802,756	2.1%	4.7
Opus East	Commercial Real Estate	1	20,545	0.8%	628,536	1.0%	628,536	1.7%	4.2
J. Spargo & Associates	Professional - Management	1	29,457	1.2%	589,140	0.9%	589,140	1.6%	10.5
Long & Foster Real Estate	Professional - Real Estate	3	28,843	1.2%	685,428	1.0%	531,438	1.4%	2.2

Totals			1,291,632	53.0%	32,741,004	49.8%	19,159,265	50.5%	5.5

(1)	Actual tenant obligated under the respective lease may be a subsidiary of entity named.

(2)	Total Annualized Base Rent is the monthly contractual base rent as of June 30, 2006 multiplied by 12.

(3)	A subsidiary of General Dynamics is obligated under the lease which currently expires in February 2011. Tenant has one time right to terminate lease with respect to 42,326 square feet in February 2008 subject to 12 months prior notice and certain termination penalties.

(4)	The General Services Administration which leases 144,551 square feet in the Suffolk Building, has the right to terminate its lease in 2010, subject to six months notice. The lease currently expires in 2013.

(5)	America Online’s lease currently expires in January 2012. Tenant has option to terminate its lease in January 2010 subject to nine months notice and a lease termination payment of one year’s base rent.

(6)	A subsidiary of Northrop Grumman has the option to terminate a portion of its lease for 118,421 square feet in whole or in part in 2009, subject to three months notice.

Columbia Equity Trust — Second Quarter Supplemental Information
Lease Expiration Schedule
As of June 30, 2006

	Expiring Leases		Square Footage of Leases Expiring				Annualized Base Rent of Leases Expiring				Columbia’s Pro Rata Share
						Percent				Percent
					Total	of Total			Total	of Total		Percent of
	Wholly	Joint	Wholly	Joint	Square Feet	Leased	Wholly	Joint	Annualized	Annualized	Annualized	Annualized
Year	Owned	Venture	Owned	Venture	Expiring	Square Feet	Owned	Venture	Base Rent (1)	Base Rent	Base Rent	Base Rents
2006	4	17	32,672	45,911	78,583	3.2%	727,824	1,563,120	$2,290,944	3.5%	$1,372,507	3.6%
2007	7	23	19,229	71,657	90,886	3.7%	450,444	2,262,468	2,712,912	4.1%	1,221,332	3.2%
2008	17	33	72,160	122,693	194,853	8.0%	1,826,556	4,250,952	6,077,508	9.2%	2,931,433	7.7%
2009	25	26	230,579	243,592	474,171	19.5%	5,353,224	6,718,236	12,071,460	18.3%	7,654,034	20.2%
2010	17	33	58,224	152,257	210,481	8.6%	1,403,352	6,265,224	7,668,576	11.7%	2,655,998	7.0%
2011 (2)	19	24	203,367	141,769	345,136	14.2%	5,017,968	4,426,752	9,444,720	14.4%	6,672,681	17.6%
2012 (3)	21	10	228,987	43,495	272,482	11.2%	5,072,112	1,322,136	6,394,248	9.7%	5,662,951	14.9%
2013 (4)	6	19	25,079	182,105	207,184	8.5%	916,332	4,184,208	5,100,540	7.8%	2,493,702	6.6%
2014 (5)	2	24	76,816	270,741	347,557	14.3%	1,691,340	6,653,688	8,345,028	12.7%	3,219,818	8.5%
2015	10	14	73,121	39,312	112,433	4.6%	1,846,560	1,237,044	3,083,604	4.7%	2,385,889	6.3%
2016	8	9	54,038	43,650	97,688	4.0%	1,313,628	1,240,805	2,554,433	3.9%	1,607,996	4.2%
thereafter	2	—	1,889	—	1,889	0.1%	62,028	0	62,028	0.1%	62,028	0.2%

	138	232	1,076,161	1,357,182	2,433,343	100.0%	25,681,368	40,124,633	65,806,001	100.0%	37,940,368	100.0%

(1)	Total Annualized Base Rent is the monthly contractual base rent as of June 30, 2006 multiplied by 12.

(2)	A subsidiary of General Dynamics is obligated under the lease which currently expires in February 2011. Tenant has one time right to terminate lease with respect to 42,326 square feet in February 2008 subject to 12 months prior notice and certain termination penalties.

(3)	America Online’s lease currently expires in January 2012. Tenant has option to terminate its lease in January 2010 subject to nine months notice and a lease termination payment of one year’s base rent.

(4)	The General Services Administration, which leases 144,551 square feet in the Suffolk Building, has the right to terminate its lease in 2010, subject to six months notice. The lease currently expires in 2013.

(5)	A subsidiary of Northrop Grumman has the option to terminate a portion of its lease for 118,421 square feet in whole or in part in 2009, subject to three months notice.

Columbia Equity Trust — Second Quarter Supplemental Information
Leasing Activity — Wholly Owned
For the quarter ended June 30, 2006

	1025	1741	14700			Loudoun						Total
	Vermont	Business	Lee Road	Fair Oaks	Greenbriar	Gateway IV	Meadows IV	Oakton	Park Plaza II	Patrick Henry	Sherwood	Wholly
Columbia Ownership Interest	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Occupancy at 6/30/2006	97%	100%	100%	91%	88%	100%	100%	100%	98%	94%	100%	97%

Leases
Expired	—	—	—	—	—	—	—	—	—	—	1	1
Renewed	—	—	—	—	—	—	—	—	—	—	1	1
Vacated	—	—	—	—	—	—	—	—	—	—	—	—

Net Rentable Area
Expired	—	—	—	—	—	—	—	—	—	—	2,275	2,275
Renewed/ Expansion	—	—	—	—	—	—	—	—	—	—	2,275	2,275
Vacated/ Downsize	—	—	—	—	—	—	—	—	—	—	—	—

Rent Per Square Foot
Average Expired Rent PSF	—	—	—	—	—	—	—	—	—	—	$22.66	$22.66
Average Renewed Rent PSF	—	—	—	—	—	—	—	—	—	—	$24.00	$24.00
Average Vacated Rent PSF	—	—	—	—	—	—	—	—	—	—	—	—
Rent Growth on Renewed Leases	—	—	—	—	—	—	—	—	—	—	5.90%	5.9%

Renewals
Average Term (Years)	—	—	—	—	—	—	—	—	—	—	3.0	3.0
Avg. Tenant Improvement	—	—	—	—	—	—	—	—	—	—	N/A	—
Avg. Leasing Commission	—	—	—	—	—		—	—	—	—	2.00%	2.0%

Quarter Renewal Effective (by NRA)
Q2 2006	—	—	—	—	—	—	—	—	—	—	—	—
Q3 2006	—	—	—	—	—	—	—	—	—	—	—	—
Q4 2006	—	—	—	—	—	—	—	—	—	—	2,275	2,275
Q1 2007	—	—	—	—	—	—	—	—	—	—	—	—
Q2 2007	—	—	—	—	—	—	—	—	—	—	—	—
Q3 2007	—	—	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—	—	—

New Leases and Expansions
Leases	1	—	—	—	1	—	—	—	—	—	—	2
Net Rentable Area	215	—	—	—	2,305	—	—	—	—	—	—	2,520
Rent PSF	$31.00	—	—	—	$21.37	—	—	—	—	—	—	$22.19
Average Term (Years)	10.0	—	—	—	5.0	—	—	—	—	—	—	5.4
Avg. Tenant Improvement	$38.00	—	—	—	$40.00	—	—	—	—	—	—	$39.82
Avg. Leasing Commission	5.00%	—	—	—	2.00%	—	—	—	—	—	—	2.2%
Note: Expired leases include those leases renewed in a quarter other than the one in which they are scheduled to expire.

Columbia Equity Trust — Second Quarter Supplemental Information
Leasing Activity — Joint Ventures
For the quarter ended June 30, 2006

	1575 Eye		Barlow	Independence	King	Madison	Suffolk	Victory	Total
	Street	Atrium	Building	Center	Street	Place	Building	Point	J.V.
Columbia Ownership Interest	9.2%	37.0%	40.0%	14.7%	50.0%	50.0%	36.5%	10.0%
Occupancy at 6/30/2006	98.0%	100.0%	95.0%	92.0%	85.0%	83.0%	100.0%	17.0%	87%

Leases
Expired	—	—	5	—	6	—	—	—	11
Renewed	—	—	4	—	3	—	—	—	7
Vacated	—	—	1	—	3	—	—	—	4

Net Rentable Area
Expired	—	—	10,943	—	10,574	—	—	—	21,517
Renewed/ Expansion	—	—	7,703	—	4,173	—	—	—	11,876
Vacated/ Downsize	—	—	3,240	—	6,401	—	—	—	9,641

Rent Per Square Foot
Average Expired Rent PSF	—	—	$31.07	—	$29.74	—	—	—	$30.42
Average Renewed Rent PSF	—	—	$32.41	—	$40.17	—	—	—	$35.14
Average Vacated Rent PSF	—	—	$32.20	—	$29.05	—	—	—	$30.11
Rent Growth on Renewed Leases	—	—	6.0%	—	30.5%	—	—	—	14.6%

Renewals
Average Term (Years)	—	—	3.0	—	5.0	—	—	—	3.7
Avg. Tenant Improvement	—	—	$0.39	—	$7.96	—	—	—	$3.05
Avg. Leasing Commission	—	—	2.3%	—	1.7%	—	—	—	2.1%

Quarter Renewal Effective (by NRA)
Q2 2006	—	—	1,832	—	—	—	—	—	1,832
Q3 2006	—	—	1,807	—	—	—	—	—	1,807
Q4 2006	—	—	—	—	2,411	—	—	—	2,411
Q1 2007	—	—	4,064	—	1,762	—	—	—	5,826
Q2 2007	—	—	—	—	—	—	—	—	—
Q3 2007	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—

New Leases and Expansions
Leases	1	—	3	—	—	—	—	—	4
Net Rentable Area	2,334	—	4,489	—	—	—	—	—	6,823
Rent PSF	$34.00	—	$34.88	—	—	—	—	—	$34.58
Average Term (Years)	10.3	—	4.9	—	—	—	—	—	6.7
Avg. Tenant Improvement	$31.66	—	$10.13	—	—	—	—	—	$17.49
Avg. Leasing Commission	5.0%	—	3.4%	—	—	—	—	—	3.9%
Note: Expired leases include those leases renewed in a quarter other than the one in which they are scheduled to expire.

Columbia Equity Trust — Second Quarter Supplemental Information
Capital Expenditure and Tenant Improvement Summary (pro rata share)
Capital Expenditures and Tenant Improvements

	Q3 2005		Q4 2005		Q1 2006		Q2 2006
		Per Square		Per Square		Per Square		Per Square
	Actual Dollars	Foot	Actual Dollars	Foot	Actual Dollars	Foot	Actual Dollars	Foot
Non-revenue Enhancing/ Recurring Capital Expenditures	$55,778	$0.05	$29,308	$0.02	$189,168	$0.12	$243,294	$0.15
Second Generation Tenant Improvements	402,159	0.32	248,448	0.18	814,720	0.53	925,517	0.59

	457,937	0.37	277,756	0.20	1,003,888	0.66	1,168,811	0.74

Revenue Enhancing/ Non Recurring Capital Expenditures	48,318	0.04	54,902	0.04	77,838	0.05	154,585	0.10
First Generation Tenant Improvements	659,808	0.53	310,670	0.22	396,266	0.26	402,180	0.26

	708,126	0.57	365,572	0.26	474,104	0.31	556,765	0.35
Information provided on this page includes historical capital expenditures and tenant improvements for Columbia’s wholly owned properties and its pro rata share of these costs for the joint ventures in which it maintains an ownership interest. Per square foot metrics include Columbia’s pro rata share of joint venture net rentable area.
Properties incurring second generation tenant improvements during the quarter included: 1575 Eye Street, Barlow, Fair Oaks, King Street, and Sherwood.
Properties incurring first generation tenant improvements during the quarter included: 1025 Vermont, Greenbriar, Independence Center I, Madison Place and Victory Point.
Revenue enhancing / non-recurring capital expenditures include capital upgrades for acquisition properties (identified at the time of acquisition). For the quarter ended June 30, 2006, revenue enhancing capital expenditures were made at the Barlow, Oakton and Victory Point properties.

Columbia Equity Trust — Second Quarter Supplemental Information
Selected Supplemental Information Definitions
Adjusted Funds From Operations
Adjusted funds from operations is a non-GAAP financial measure. We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non-real estate depreciation; (ii) amortization of deferred financing costs; (iii) non-cash compensation; (iv) loss from early extinguishment of debt; (v) straight line rents; (vi) fair value of lease revenue amortization; (vii) expenditures for second generation tenant improvements and leasing commissions; and (viii) non-revenue enhancing and recurring capital expenditures. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO.
Adjusted FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.
First Generation Tenant Improvements and Leasing Commissions
Represent actual tenant improvements, lease commissions, and other leasing costs incurred for leasing of space not previously occupied or vacant at the time of acquisition.
Funds From Operations
Funds from operations is a widely recognized measure of REIT operating performance. FFO is a non-GAAP financial measure. As de?ned by the National Association of Real Estate Investment Trusts, or NAREIT, funds from operations, or FFO, represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to re?ect FFO on the same basis. Our interpretation of the NAREIT de?nition is that minority interest in net income (loss) should be added back (deducted) from net income (loss) as part of reconciling net income (loss) to FFO. We present FFO because we believe it facilitates an understanding of the operating performance of our Company without giving effect to real estate depreciation and amortization, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, re?ects the impact to operations from trends in

Columbia Equity Trust — Second Quarter Supplemental Information
occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. Our FFO computation may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT de?nition or that interpret the NAREIT de?nition differently than we do. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (loss) (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including cash distributions to stockholders.
Non-Revenue Enhancing /Recurring Capital Expenditures
Represent building improvements and costs required to maintain current revenues. Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”
Revenue Enhancing /Non-Recurring Capital Expenditures
Represent costs incurred: (1) that we identified as necessary at the time of an acquisition and are completed as soon as practicable and possible after acquisition; (2) to expand rentable square footage in a project; or (3) to upgrade the “operating standard” of a property.
Second Generation Tenant Improvements and Leasing Commissions
Represent actual tenant improvements, lease commissions, and other leasing costs incurred for leasing of space previously occupied during Columbia’s ownership of the asset. Second generation space excludes square footage vacant at acquisition.